UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 10, 2005 (August 25, 2005)

Date of Report (Date of Earliest Event Reported)

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-09240	94-6565852
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300 Dallas, Texas		75234
(Address of Principal Executive Office)		(Zip Code)

(469) 522-4200

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Transcontinental Realty Investors, Inc. ("TCI") herby amends its Current Report on Form 8-K dated August 31, 2005 to provide certain financial statements required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Page

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

600 Las Colinas Office Building

Unaudited Statement of Revenues and Certain Expenses for the year ended December 31, 2004 3

Two Hickory Office Building

Report of Independent Auditors for the years ending December 31, 2004, 2003 and 2002 4

Statements of Revenues and Certain Expenses for the years ended December 31, 2004, 2003 and 2002 5

Notes to the Statements of Revenues and Certain Expenses for the years ended December 31, 2004, 2003 and 2002 6

Foxwood Apartments

Report of Independent Auditors for the years ending December 31, 2004, 2003 and 2002 8

Statements of Revenues and Certain Expenses for the years ended December 31, 2004, 2003 and 2002 9

Notes to the Statements of Revenues and Certain Expenses for the years ended December 31, 2004, 2003 and 2002 10

(b) PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Financial Information 11

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2004 12

Unaudited Pro Forma Consolidated Statement of Operations for the

year ended December 31, 2004 13

Unaudited Pro Forma Consolidated Statement of Operations for the

six months ended June 30, 2005 14

(c) EXHIBITS

None

As of the date of this 8-K/A, TCI has not received all the information required for our auditors to issue an opinion on the revenues and direct operating expenses of the 600 Las Colinas Office Building for 2004. TCI will file an audited Statement of Revenues and Direct Operating Expenses once the information is received and the audit is complete. In this 8-K/A filing, TCI has included an unaudited Statement of Revenues and Direct Operating Expenses, which TCI believes represents the 2004 figures.

600 LAS COLINAS

STATEMENT OF REVENUES

AND DIRECT OPERATING EXPENSES

Year Ended December 31, 2004

(Unaudited)

REVENUES

Net rental revenue $ 7,154,065

Common area maintenance and other revenue 3,796,081

Total revenues 10,950,146

DIRECT OPERATING EXPENSES

General and administrative 635,934

Utilities 844,139

Repairs and maintenance 1,180,684

Property taxes 1,808,286

Property insurance 96,618

Total direct operating expenses 4,565,661

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES $ 6,384,485

Independent Auditors' Report

To the Board of Directors

Transcontinental Realty Investors, Inc.

We have audited the accompanying statements of revenues and direct operating expenses of ART Two Hickory Corporation for the years ended December 31, 2004, 2003, and 2002. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, are not intended to be a complete presentation of the results of operations.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of ART Two Hickory Corporation for the years ended December 31, 2004, 2003, and 2002, in conformity with accounting principles generally accepted in the United States of America.

FARMER, FUQUA, & HUFF, P.C.

Plano, Texas

November 8, 2005

ART TWO HICKORY CORPORATION

STATEMENTS OF REVENUES

AND DIRECT OPERATING EXPENSES

Years Ended December 31,

2004 2003 2002

REVENUES

Gross potential rents $ 2,027,973 $ 2,064,013 $ 2,040,971

Vacancy and other lost rents (193,447) (175,651) (236,669)

Net rental revenues 1,834,526 1,888,362 1,804,302

Common area maintenance

and other revenue 146,752 160,490 149,821

Total revenues 1,981,278 2,048,852 1,954,123

DIRECT OPERATING EXPENSES

Personnel 48,452 63,256 61,594

General and administrative 90,004 101,235 115,156

Utilities 214,374 190,608 149,160

Repairs and maintenance 201,360 209,455 216,042

Property taxes 243,098 289,367 279,150

Property insurance 22,331 29,926 20,999

Total direct operating expenses 819,619 883,847 842,101

REVENUES IN EXCESS OF

DIRECT OPERATING EXPENSES $ 1,161,659 $ 1,165,005 $ 1,112,022

The accompanying notes are an integral part of these financial statements.

ART TWO HICKORY CORPORATION

NOTES TO STATEMENTS OF REVENUES

AND DIRECT OPERATING EXPENSES

December 31, 2004, 2003, and 2002

NOTE A ORGANIZATION AND BASIS OF PRESENTATION

ART Two Hickory Corporation ("Two Hickory") owns the approximately 96,127 square foot Two Hickory Office Building in Farmers Branch, Texas. During 2004, 2003, and 2002, Two Hickory was owned by American Realty Investors, Inc. ("ARI").

The accompanying financial statements do not include a provision for depreciation and amortization, interest expense, income taxes or other corporate expenses. Accordingly, these statements are not intended to be a complete presentation of the results of operations.

NOTE B SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION -- Rental revenue is recorded when due from tenants and is recognized monthly as it is earned, which is not substantially different than on a straight-line basis.

NOTE C TENANT LEASES

The Two Hickory building was leased by fourteen tenants during 2004, eight of which remained at December 31, 2004. The lease agreements require the lessees to pay charges associated with the property, including property taxes, utilities, insurance and repairs and maintenance.

The building is leased under operating leases, which expire between September of 2005 and May of 2012. At December 31, 2004, the approximate future minimum rental income under the operating leases are as follows:

2005 $ 1,336,105

2006 1,005,289

2007 346,842

2008 221,767

2009 129,905

Thereafter 251,489

$ 3,291,397

ART TWO HICKORY CORPORATION

NOTES TO STATEMENTS OF REVENUES

AND DIRECT OPERATING EXPENSES

December 31, 2004

NOTE D RELATED PARTIES

Two Hickory received in 2004, 2003, and 2002, approximately $305,000, $358,000, and $372,000, respectively, in rents from related parties.

At December 31, 2004, the approximate future minimum rental income from related parties under the operating leases are as follows:

2005 $ 100,067

2006 100,067

2007 33,356

$ 233,490

NOTE E SUBSEQUENT EVENT

ART Two Hickory Corporation was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, a subsidiary of ARI, effective January 4, 2005 under a contract entered January 4, 2002.

Independent Auditors' Report

To the Board of Directors

Transcontinental Realty Investors, Inc.

We have audited the accompanying statements of revenues and direct operating expenses of Garden Foxwood, L.P. for the years ended December 31, 2004, 2003, and 2002. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, are not intended to be a complete presentation of the results of operations.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of Garden Foxwood, L.P. for the years ended December 31, 2004, 2003, and 2002, in conformity with accounting principles generally accepted in the United States of America.

FARMER, FUQUA, & HUFF, P.C.

Plano, Texas

November 8, 2005

GARDEN FOXWOOD, L.P.

STATEMENTS OF REVENUES

AND DIRECT OPERATING EXPENSES

Years Ended December 31,

2004 2003 2002

REVENUES

Gross potential rents $ 1,542,960 $ 1,540,800 $ 1,521,000

Vacancy and other lost rents (409,852) (394,490) (223,873)

Net rental revenues 1,133,108 1,146,310 1,297,127

Other revenue 78,144 114,533 75,796

Total revenues 1,211,252 1,260,843 1,372,923

DIRECT OPERATING EXPENSES

Personnel 198,373 186,186 169,892

General and administrative 136,197 155,571 140,792

Utilities 79,144 73,183 61,214

Repairs and maintenance 420,979 381,942 291,468

Property taxes 134,648 160,525 145,973

Property insurance 35,296 36,788 39,006

Total direct operating expenses 1,004,637 994,195 848,345

REVENUES IN EXCESS OF

DIRECT OPERATING EXPENSES $ 206,615 $ 266,648 $ 524,578

The accompanying notes are an integral part of these financial statements.

GARDEN FOXWOOD, L.P.

NOTES TO STATEMENTS OF REVENUES

AND DIRECT OPERATING EXPENSES

December 31, 2004, 2003, and 2002

NOTE A ORGANIZATION AND BASIS OF PRESENTATION

Garden Foxwood, L.P. ("Foxwood") owns a 220 unit apartment complex located in Memphis, Tennessee. During 2004, 2003, and 2002, Foxwood was owned by American Realty Investors, Inc. (ARI).

The accompanying financial statements do not include a provision for depreciation and amortization, interest expense, income taxes or other corporate expenses. Accordingly, these statements are not intended to be a complete presentation of the results of operations.

NOTE B SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION -- Rental revenue is recorded when due from residents and is recognized monthly as it is earned, which is not substantially different than on a straight-line basis as lease terms are generally for periods of one year or less.

NOTE C OTHER REVENUE

Other revenue consists of deposit forfeitures, application and late fees, charges for returned checks and other miscellaneous revenues of the property.

NOTE D SUBSEQUENT EVENT

Foxwood was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, a subsidiary of ARI, effective April 12, 2005 under a contract entered April 12, 2002.

Transcontinental Realty Investors, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

This pro forma financial information should be read in conjunction with the financial statements and notes of Transcontinental Realty Investors, Inc. ("TCI") included in its annual report filed on Form 10-K for the year ended December 31, 2004 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2005.

The unaudited pro forma consolidated balance sheet is presented with 600 Las Colinas, Luna land, Senlac land, Whorton land and Wilmer 88 land as if they were purchased on June 30, 2005. The other properties purchased by TCI prior to June 30, 2005 are already included in TCI's consolidated balance sheet as of June 30, 2005; therefore, no pro forma adjustments for these properties were made.

The unaudited pro forma statements of operations are presented for the six months ended June 30, 2005 and the year ended December 31, 2004. The unaudited pro forma consolidated statements of operations present TCI's operations as if the transactions described above had occurred at January 1 of each of the periods presented.

The pro forma consolidated balance sheet and pro forma consolidated statements of operations are not necessarily indicative of what the actual financial position would have been or what the actual results of operations would have been had TCI completed all the property acquisitions on January 1, 2004 or January 1, 2005, nor do they purport to represent our future operations from these property acquisitions.

TRANSCONTINENTAL REALTY INVESTORS, INC.

PROFORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2005

(Dollars in thousands)

	Actual(1)	600 Las Colinas	Two Hickory	Foxwood Apartments	Insignificant Acquisitions(2)	Total Consolidated Pro Forma
ASSETS
Real Estate held for Investment	$767,860	$ 57,510	$ --	$ --	$ 6,116	$ 831,486
Less: Accumulated Depreciation	(76,335)	--	--	--	--	(76,335)
	691,525	57,510	--	--	6,116	755,151

Real estate held for sale	43,866	--	--	--	--	43,866
Real estate subject to sales contract	69,544	--	--	--	--	69,544

Notes and Interest Receivable:
Performing	52,854	--	--	--	--	52,854
Non-Performing	--	--	--	--	--	--
	52,854	--	--			52,854
Less: Allowances for Estimated Losses	--	--	--	--	--	--
	52,854	--	--	--	--	52,854

Investment in real estate entities	19,045	--	--	--	--	19,045
Marketable equity securities, at market value	7,507	--	--	--	--	7,507
Cash and cash equivalents	9,824	(7,639)	--	--	(2,184)	1
Other Assets	42,837	2,352	--	--	(85)	45,104
Total Assets	$ 937,002	$52,223	$ --	$ --	$ 3,847	$ 993,072

LIABILITIES AND EQUITY
Notes and interest payable	$ 548,053	$ 40,699	$ --	$ --	$ 3,828	$ 592,580
Liabilities related to assets held for sale	52,897	--	--	--	--	52,897
Liabilities related to assets subject to sales contract	59,679	--	--	--	--	59,679
Other Liabilities	32,494	11,360	--	--	19	43,873
	693,123	52,059	--	--	3,847	749,029

Minority Interest	1,147	--	--	--	--	1,147

Stockholders' equity:
Preferred Stock	--	--	--	--	--	--
Common Stock	81	--	--	--	--	81
Paid-in capital	256,599	--	--	--	--	256,599
Treasury stock	(3,086)	--	--	--	--	(3,086)
Accumulated deficit	(10,234)	164	--	--	--	(10,070)
Accumulated other comprehensive loss	(628)	--	--	--	--	(628)
	242,732	164	--	--	--	242,896
Total Liabilities and Equity	$ 937,002	$ 52,223	$ --	$ --	$ 3,847	$ 993,072

  Reflects our historical balance sheet as of June 30, 2005.

  Insignificant acquisitions includes Alliane Airport land, Luna land, all Mandahl Bay land purchases, Park West Office Building, Senlac land, Southwood Plantation land, West End land, Whorton land and Wilmer 88 land.

TRANSCONTINENTAL REALTY INVESTORS, INC.

PROFORMA STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

(Dollars in thousands, except per share amounts)

	Actual(1)	600 Las Colinas	Two Hickory	Foxwood Apartments	Insignificant Acquisitions	Proforma

Property revenue:
Rents	$ 92,959	$ 8,215	$ 1,981	$ 1,211	$ 27	$ 104,393

Expenses:
Property operations	59,177	5,316	820	1,005	1,039	67,357
Depreciation and amortization	17,700	1,294	259	157	233	19,643
General and administrative	9,312	--	--	--	--	9,312
Advisory fees	6,733	449	90	54	216	7,542
Total operating expenses	92,922	7,059	1,169	1,216	1,488	103,854

Operating income/(loss)	37	1,156	812	(5)	(1,461)	539

Other income/(expense):
Interest income	3,683	--	--	--	--	3,683
Gain on foreign currency transaction	3,766	--	--	--	--	3,766
Mortgage and loan interest	(32,433)	(2,170)	(596)	(388)	(963)	(36,550)
Net income fee	(1,933)	88	23	48	211	(1,563)
Provision for asset impairment	(1,722)	--	--	--	--	(1,722)
Provision for losses	1,456	--	--	--	--	1,456
Other income/(expense)	555	--	--	--	--	555
Total other income/(expense)	(26,628)	(2,082)	(573)	(340)	(752)	(30,375)

Loss before gain on land sales, minority interest and equity in earnings of investees	(26,591)	(926)	239	(345)	(2,213)	(29,836)

Gain on land sales	7,110	--	--	--	--	7,110
Equity in earnings of investees	(1,497)	--	--	--	--	(1,497)
Minority interests	(1,194)	--	--	--	--	(1,194)

Net income (loss) from continuing operations	$ (22,172)	$ (926)	$ 239	$ (345)	$ (2,213)	$ (25,417)

Basic and Diluted Earnings Per Share:
Net Loss from Continuing Operations	$ (2.74)					$ (3.14)

Weighted Average Common Shares Used in Computing Earnings Per Share	8,082,854					8,082,854

  Historical financial information derived from quarterly report on Form 10-K.

  Insignificant acquisitions includes Alliane Airport land, Luna land, all Mandahl Bay land purchases, Park West Office Building, Senlac land, Southwood Plantation land, West End land, Whorton land and Wilmer 88 land.

TRANSCONTINENTAL REALTY INVESTORS, INC.

PROFORMA STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2005

(Dollars in thousands, except per share amounts)

	Actual(1)	600 Las Colinas	Two Hickory	Foxwood Apartments	Insignificant Acquisitions(2)	Proforma

Property revenue:
Rents	$ 50,002	$ 4,112	$ 155	$ 435	$ --	$ 54,704

Expenses:
Property operations	31,673	2,560	96	340	341	35,010
Depreciation and amortization	7,910	647	22	39	117	8,735
General and administrative	3,394	--	--	--	--	3,394
Advisory fees	3,538	225	--	14	54	3,831
Total operating expenses	46,515	3,432	118	393	512	50,970

Operating income/(loss)	3,487	680	37	42	(512)	3,734

Other income/(expense):
Interest income	1,897	--	--	--	--	1,897
Gain on foreign currency transaction	228	--	--	--	--	228
Mortgage and loan interest	(18,698)	(1,085)	(35)	(133)	(262)	(20,213)
Other income/(expense)	234	--	--	--	--	234
Total other income/(expense)	(16,339)	(1,085)	(35)	(133)	(262)	(17,854)

Loss before gain on land sales, minority interest and equity in earnings of investees	(12,852)	(405)	2	(91)	(774)	(14,120)

Gain on land sales	2,404	--	--	--	--	2,404
Equity in earnings of investees	1,146	--	--	--	--	1,146
Minority interests	(26)	--	--	--	--	(26)

Net income (loss) from continuing operations	$ (9,328)	$ (405)	$ 2	$ (91)	$ (774)	$ (10,596)

Basic and Diluted Earnings Per Share:
Net Loss from Continuing Operations	$ (1.18)					$ (1.34)

Weighted Average Common Shares Used in Computing Earnings Per Share	7,900,869					7,900,869

  Historical financial information derived from quarterly report on Form 10-Q.

  Insignificant acquisitions includes Alliane Airport land, Luna land, all Mandahl Bay land purchases, Park West Office Building, Senlac land, Southwood Plantation land, West End land, Whorton land and Wilmer 88 land.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
TRANSCONTINENTAL REALTY INVESTORS, INC.

Date: November 10, 2005	By:	/s/ Steven A. Abney
Steven A. Abney
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer and Acting Principal Executive Officer)